                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted
[   ] by Rule 14a-6(e)(2))
Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or
      ss.240.14a-12



                               UAM Funds Trust
         ............................................................
               (Name of Registrant as Specified In Its Charter)



         ............................................................
         (Name of Person(s) Filing Proxy Statement, if other than the
                                  Registrant)


Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.



     1)      Title of each class of securities to which transaction applies:

             ....................................................


     2)      Aggregate number of securities to which transaction applies:

             ....................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ....................................................

     4)      Proposed maximum aggregate value of transaction:

             ....................................................


     5)      Total fee paid:

             ....................................................

[  ]         Fee paid previously with preliminary materials.

[  ]         Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)      Amount Previously Paid:

             ....................................................


     2)      Form, Schedule or Registration Statement No.:

             ....................................................


     3)      Filing Party:

             ....................................................


      4)     Date Filed:

             ....................................................

                                UAM FUNDS TRUST
            IRC ENHANCED INDEX PORTFOLIO - INSTITUTIONAL CLASS SHARES
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798
                                 1-800-638-7983


                                                                 [April 8, 1998]

Dear Stockholder:

          Enclosed you will find a proxy statement and proxy card for a special meeting of stockholders of IRC Enhanced Index Portfolio. This is a very important meeting which has been called to vote on a proposal to liquidate your Portfolio.

          The Board of Trustees of UAM Funds Trust, after thorough discussion and consideration, has decided to recommend the liquidation of the Portfolio, but believes that since this is your investment capital, the final decision on this matter should be made by you, the stockholders. The Board's reasons for recommending this course are described in the enclosed proxy statement, which you should consider carefully.

          If the stockholders approve the recommendation to liquidate the Portfolio, the Portfolio will return the proceeds of the liquidation of your account to you. Once you receive your funds, you will be in a position to pursue any investment option you wish.

          Both I and the other Trustees of the Portfolio regret any inconvenience this may cause you. We thank you, however, for the confidence that you placed in us. We continue to wish you well in your investments.

                                              Sincerely,

                                              /s/ Norton H. Reamer

                                              Norton H. Reamer
                                              Chairman

                                UAM FUNDS TRUST
            IRC ENHANCED INDEX PORTFOLIO - INSTITUTIONAL CLASS SHARES
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798
                                 1-800-638-7983

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   -----------------------------------------

                          To Be Held [April 29, 1998]

TO THE STOCKHOLDERS OF
IRC ENHANCED INDEX PORTFOLIO:

          Notice is hereby given that a special meeting of stockholders (the "Special Meeting") of IRC Enhanced Index Portfolio (the "Portfolio"), a series of UAM Funds Trust (the "Fund"), will be held on [April 29, 1998] , at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 at 10:00 a.m. local time, for the purpose of considering a proposal:

          To approve the liquidation and dissolution of the Portfolio, as set forth in a Plan of Liquidation and Dissolution adopted by the Board of Trustees of the Fund, and to transact such other business as may properly come before the Special Meeting or any adjournment thereof. Please read the enclosed proxy statement carefully for information concerning the proposal to be placed before the meeting.

          Stockholders of record at the close of business on [April 6, 1998] , will be entitled to vote at the meeting. You are invited to attend the Special Meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending can vote in person even though a proxy has already been returned.

                                    By Order of the Board of Trustees,

                                    /s/ Michael E. DeFao

                                    Michael E. DeFao
                                    Secretary

Boston, Massachusetts
[April 8, 1998]

                                UAM FUNDS TRUST
            IRC ENHANCED INDEX PORTFOLIO - INSTITUTIONAL CLASS SHARES

                                PROXY STATEMENT
                                ---------------

          This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of UAM Funds Trust (the "Fund") on behalf of IRC Enhanced Index Portfolio (the "Portfolio"), a separate series of the Fund, for use at a Special Meeting of Stockholders (the "Special Meeting") to be held at UAM Fund Services, Inc., 211 Congress Street, Boston, MA on [April 29, 1998] at 10:00 A.M. local time.

PROXY SOLICITATION

          All proxies in the enclosed form which are properly executed and returned to the Portfolio will be voted as provided therein at the Special Meeting or at any adjournment thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Portfolio. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special meeting and vote your shares in person.

          The Board of Trustees intends to bring before the Special Meeting the sole matter set forth in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to that item in accordance with the directions of the stockholder as specified on the proxy card; if no choice is specified, the shares will be voted IN FAVOR of the recommendation to approve the Plan of Liquidation and Dissolution (the "Plan") so as to dissolve the Portfolio and return the proceeds to the stockholders of the Portfolio, and in the discretion of the proxies upon any other matter not presently known which may properly come before the meeting or any adjournment thereof.

          In accordance with the Agreement and Declaration of Trust of the Fund and the Delaware Business Trust Act, approval of the proposal requires the affirmative vote of (a) 67% or more of the shares present at the Special Meeting, if holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to the proposal present for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Special meeting. A quorum is constituted by the presence in person or by proxy of the holders of 30% or more of the outstanding shares of the Portfolio.

          The Portfolio will bear the entire cost of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph, and personal contact. It is expected that this Proxy Statement and form of Proxy will be mailed to stockholders on or about [April 8, 1998].

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          Holders of record of the shares of Common Stock of the Portfolio at the close of business on [April 6, 1998] , will be entitled to vote at the Special Meeting or any adjournment thereof. As of February, 28 1998 the Portfolio had outstanding _______ shares of Common Stock. The stockholders are entitled to one vote per share on all business to come before the meeting. [No person is known to the management to own of record or beneficially more than five percent of the outstanding Common Stock of the Portfolio.] The officers and Trustees of the Fund as a group beneficially own in the aggregate no shares of the outstanding Common Stock of the Portfolio.

                   PROPOSAL FOR LIQUIDATION OF THE PORTFOLIO
                   -----------------------------------------

BACKGROUND

          IRC Enhanced Index Portfolio Institutional Class Shares began operations on January 23, 1996, as one of the portfolios of the Fund. During the period from commencement of operations through February 28, 1998, the Portfolio's assets reached a level of $ _______. The Portfolio has operated as an enhanced equity index fund using a variety of investment techniques during this period. During this period, the Board of Trustees has considered the total asset level of the Portfolio, the performance of the Portfolio both before and after deducting certain expenses arising from the operation of the Portfolio and the impact on the Portfolio's investment results of the relatively small size of the Portfolio.

          Notwithstanding the marketing of the Portfolio's shares, growth in the Portfolio's assets has been slow. Several marketing efforts, including assumption of Portfolio expenses by Investment Research Company (the "Advisor"), were not adequate to significantly increase the size of the Portfolio or the results for investors. The Board has continued to monitor the investment results provided to investors. The Advisor and the Board have regularly reviewed developments, and considered alternatives.

          Sales of the Portfolio shares have not been sufficient to allow the Portfolio to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. Since the inception of the Portfolio, the Advisor has waived its
fees and assumed a significant portion of the expenses of the Portfolio.   In
the absence of such waiver and assumption, the Portfolio might not be profitable for shareholders. As a result, the Board instructed the officers of the Fund to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders.

          The officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. It appeared to the management of the fund that the small size of the Portfolio, the time required to effect a transaction, and regulatory expenses involved in either a merger or transfer of the assets to another mutual fund, could make such a course more expensive than the benefit which could be expected by the stockholders. The officers investigated the steps required for liquidation of the Portfolio, subject to presentation of a final report to the Board.

          At a March 26, 1998 meeting, the Board reviewed the expenses which had been assumed by the Advisor during the life of the Portfolio, the efforts and expenses of the Distributor to distribute shares of the Portfolio, and the effect of the operating expenses on the historic and anticipated returns of stockholders. The Board considered that the Advisor had not been able to collect or retain any significant advisory fee during the life of the Portfolio, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the ability of the adviser to service the needs of the Fund would be impaired. For the most recent fiscal year, absent the waiver of fees or assumption of expenses by the Advisor, the Portfolio's expenses would have been approximately 3.50% of assets compared to 2.50% after the fee waiver and assumption of expenses. The Portfolio's expense ratio for the present fiscal year is expected to be substantially the same.

          The Board concluded that an increase in fund expenses attributable to the likely discontinuance of the fee waiver and assumption of the expenses in the future, especially when added to the expenses of the Portfolio presently paid directly by the Portfolio, would significantly reduce the Portfolio's returns. Moreover, the presence of larger funds with similar objectives, better able to operate on an efficient basis and provide higher returns to shareholders, made it unlikely that the Portfolio could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the stockholders of the Portfolio to liquidate the Portfolio promptly, in accordance with a Plan of Liquidation and Dissolution. (See "General Tax Consequences" below.)

PLAN OF LIQUIDATION AND DISSOLUTION

          The Board of Trustees has approved the Plan of Liquidation and Dissolution (the "Plan") summarized in this section and set forth as Exhibit A to this proxy statement.

          1.   Effective Date of the Plan and Cessation of the Portfolio's
               -----------------------------------------------------------
Business as an Investment Company.  The Plan will become effective on the date
---------------------------------
of its adoption and approval by a majority of the outstanding shares of the Portfolio. Following this approval, the Portfolio (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert the Portfolio's assets to cash; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to stockholders after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; and (iii) will terminate in accordance with the laws of the state of Delaware and the Agreement and Declaration of Trust.

          2.   Closing of Books and Restriction of Transfer and Redemption of
               --------------------------------------------------------------
Shares.  The proportionate interests of stockholders in the assets shall be
------
fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Portfolio will be closed and the stockholders' respective assets will not be transferable by the negotiation of share certificates. (Plan, Section 4)

          3.   Liquidating Distribution.  As soon as possible after approval of
               ------------------------
the Plan, and in any event within fourteen days thereafter, the Fund on behalf of the Portfolio will mail the following to each stockholder of record on the effective date of the Plan: (i) to each stockholder not holding stock certificates of the Portfolio, liquidating cash distribution equal to the stockholder's proportionate interest in the net assets of the Portfolio (presently estimated at $ _______ per share based upon a computation as of the record date of this meeting), (ii) to each stockholder holding stock certificates of the Portfolio, a confirmation showing such stockholder's proportionate interest in the net assets of the Portfolio with an advice that such stockholder will be paid in cash upon return of the stock certificates; and
(iii) information concerning the sources of the liquidating distribution.
(Plan, Section 7)

          4.   Expenses.  The Portfolio will bear all expenses incurred by it in
               --------
carrying out the Plan. It is expected that other liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Portfolio, or set aside for payment, prior to the mailing of the liquidating distribution. The Portfolio's liabilities relating to the Plan are estimated at approximately $ _____, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Portfolio normally would not incur if it were to continue in business. The total liabilities of the Portfolio prior to the liquidating distribution are estimated to be $ ____.
This amount includes the dissolution expenses referred to above and amounts accrued, or anticipated to be accrued, for Custodial and Transfer agency services, legal audit and directors fees and printing costs. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by the Advisor. (Plan, Section 6 and 8)

          5.   Continued Operation of the Portfolio.  After the date of mailing
               ------------------------------------
of the liquidating distribution, the dissolution of the Portfolio will be effected. The Plan provides that the Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Portfolio and to effect the dissolution, complete liquidation and termination of the existence of the Portfolio and the purposes to be accomplished by the Plan. (Plan, Sections 9 and 10)

GENERAL TAX CONSEQUENCES.

          Each stockholder who receives a liquidating distribution will recognize gain or loss for Federal income tax purposes equal to the excess of the amount of the distribution over the stockholder's tax basis in the Portfolio shares. Assuming that the stockholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term (20% rate or 28% rate) or short-term capital gain depending on the stockholder's holding period for the shares. The holding period for long-term (20% rate) gain is more than 18 months, the holding period for long-term (28% rate) gain is more than 12 months, but not more than 18 months, and the holding period for short-term capital gain is not more than 12 months.

          The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING AND STATE AND LOCAL TAX CONSEQUENCES.

          The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

          Representatives of Price Waterhouse LLP, independent accountants for the Fund, are not expected to be present at the Special Meeting.

          If the stockholders do not approve the Plan, the Portfolio will continue to exist as a registered investment company in accordance with its stated objective and policies. The Board would meet to consider what, if any, steps to take in the interest of shareholders.

          Approval of the Plan of Liquidation and Dissolution will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Portfolio.

            THE TRUSTEES OF THE FUND RECOMMEND APPROVAL OF THE PLAN.

                              GENERAL INFORMATION

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR.

          The investment adviser to the Portfolio is Investment Research Company, 16236 San Dieguito Road, Rancho Santa Fe, CA 92067. The Portfolio's principal underwriter is UAM Fund Distributors, Inc., 211 Congress Street, Boston, MA 02110. The Portfolio's administrator is UAM Fund Services, Inc. ("UAMFSI"), 211 Congress Street, Boston, MA 02110. The investment adviser, principal underwriter and administrator for the portfolio are wholly-owned subsidiaries of United Asset Management Corporation. UAMFSI has contracted some administrative services to Chase Global Funds Services Company ("CGFSC"), 73 Tremont Street, Boston, MA 02108. CGFSC is an affiliate of The Chase Manhattan Bank.

REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS.

          The Annual Report to Stockholders of the Portfolio, including audited financial statements for the Portfolio for the fiscal year ended April 30, 1997, and the Semi-Annual Report to Stockholders for the period ended October 31, 1997, have been mailed to stockholders. The annual Report and Semi-Annual Report should be read in conjunction with this Proxy Statement. A copy of the Annual and Semi-Annual Reports also may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-638-7983.

                                 OTHER MATTERS

          The Portfolio is not aware of any other matter which is anticipated to come before the Special Meeting or any adjournment thereof other than the matter set forth herein. If any other matter may properly come before the meeting, or any adjournment thereof, this proxy would confer discretionary authority on the proxies with respect to acting on any such matters, and the persons named in the proxy have advised that they intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

                                         By Order of the Board of Trustees,



                                         Michael E. DeFao
                                         Secretary

Dated:  [April 8, 1998]

                                UAM FUNDS TRUST
            IRC ENHANCED INDEX PORTFOLIO - INSTITUTIONAL CLASS SHARES
                      PLAN OF LIQUIDATION AND DISSOLUTION

          The following Plan of Liquidation and Dissolution ("Plan") of the IRC Enhanced Index Portfolio (the "Portfolio") of UAM Funds Trust (the "Fund") a business trust organized and existing under the laws of the State of Delaware, and which Portfolio has operated since January 23, 1996 as an open-end management investment company registered under the Investment Company Act of 1940 ("Act"), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with all provisions of Delaware law and the Fund's Agreement and Declaration of Trust.

          WHEREAS, the Fund's Board of Trustees, on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and its stockholders to liquidate and dissolve the Portfolio, and at a meeting of the Board of Trustees on March 26, 1998 has considered and adopted this Plan as the method of liquidating and dissolving the Portfolio and has directed that this Plan be submitted to stockholders of the Portfolio for approval;

          NOW THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

          1.   Effective Date of Plan.  The Plan shall be and become effective
               ----------------------
only upon the adoption and approval of the Plan, at a meeting of stockholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio. The day of such adoption and approval by stockholders is hereinafter called the "Effective Date."

          2.   Dissolution.  As promptly as practicable, consistent with the
               -----------
provisions of the Plan, the Portfolio shall be dissolved in accordance with the laws of the State of Delaware and the Fund's Agreement and Declaration of Trust ("Dissolution").

          3.   Cessation of Business.  After the Effective Date of the Plan, the
               ---------------------
Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to stockholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio.

          4.   Restriction of Transfer and Redemption of Shares.  The
               ------------------------------------------------
proportionate interests of stockholders in the assets of the Portfolio shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the stockholders' respective interests in the Portfolio's assets shall not be transferable by the negotiation of share certificates.

          5.   Liquidation of Assets.  As soon as is reasonable and practicable
               ---------------------
after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents.

          6.   Payment of Debts.  As soon as practicable after the Effective
               ----------------
Date, the Portfolio shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of liquidating distribution provided for in Section 7, below.

          7.   Liquidating Distribution.  As soon as possible after the
               ------------------------
Effective Date of the Plan, and in any event within 14 days thereafter, the Portfolio shall mail the following to each stockholder of record on the Effective Date: (1) to each stockholder not holding stock certificates of the Portfolio, a liquidating distribution equal to the stockholder's proportionate interest in the net assets of the Portfolio; (2) to each stockholder holding stock certificates of the Portfolio, a confirmation showing such stockholder's proportionate interest in the net assets of the Portfolio with an advice that such stockholder will be paid in cash upon return of the stock certificate; and
(3) information concerning the sources of the liquidating distribution.

          8.   Management and Expenses of the Portfolio Subsequent to the
               ----------------------------------------------------------
Liquidating Distribution.  The Portfolio shall bear all expenses incurred by it
------------------------
in carrying out this Plan of Liquidation and Dissolution including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of stockholders. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by Investment Research Company, the Portfolio's Investment Advisor.

          9.   Power of Board of Trustees.  The Board, and subject to the
               --------------------------
trustees, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.

          10.  Amendment of Plan.  The Board shall have the authority to
               -----------------
authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Portfolio assets and the dissolution, complete liquidation and termination of the existence of the Portfolio, and the distribution of its net assets to stockholders in accordance with the laws of the State of Delaware and the purposes to be accomplished by the Plan.

                                     UAM FUNDS TRUST on behalf of
                                     IRC Enhanced Index Portfolio
                                     For the Board of Trustees


                                     By: _______________________
                                         Chairman

Date:  March 26, 1998                Accepted:
                                     Investment Research Company


                                     By: _______________________

                     THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF TRUSTEES OF THE TRUST

UAM FUNDS TRUST
IRC Enhanced Index Portfolio
Proxy for Special Meeting of Stockholders April 29, 1998

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael DeFao and Robert Flaherty, or either of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the Special Meeting of Stockholders of the IRC Enhanced Index Portfolio of UAM Funds Trust to be held at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, Massachusetts 02110, at 10:00 A.M. local time on April 29, 1998, and at any and all adjournments thereof; and the undersigned hereby instructs said attorneys to vote:

1. To approve the liquidation and dissolution of the IRC Enhanced Index Portfolio, as set forth in a Plan of Liquidation and Dissolution adopted by the Board of Trustees of UAM Funds Trust

     FOR      AGAINST    ABSTAIN
     /__/     /__/       /__/

2. Any other business which may properly come before the meeting or any other adjournment thereof. The management knows of no other such business.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM 1.

     Dated      ......................., 1998

                                .....................
     Signature of Stockholder

                                .....................

(Signature of all joint owners is required. Fiduciaries please indicate your full title.) If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.